UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 11, 2010

UNIVERSAL TRAVEL GROUP
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34284	90-0296536
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5th Floor, South Block, Building 11, Shenzhen Software Park, Zhongke 2nd Road, Nanshan District, Shenzhen, PRC 518000
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  86-755-8366-8489

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Shareholders (the “Annual Meeting”) of Universal Travel Group (the “Company”) occurred on October 11, 2010. The following actions were voted upon at the Annual Meeting:

(a)
The Company’s shareholders approved an amendment to the Company’s certificate of incorporation to authorize the classification of the board of directors (the “Board”) into three classes with staggered terms, with 6,388,929 votes for, 3,315,075 votes against, 34,765 abstentions and 5,860,770 broker non-votes. A copy of the Certificate of Amendment to the Certificate of Incorporation is being filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference in its entirety.

(b)
The Company’s shareholders elected Huijie Gao, Jiduan Yuan, and Wenbin An to serve as Class I directors of the Board until the annual meeting of stockholders in 2011 and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death. The Company’s shareholders elected Lawrence Lee, and Lizong Wang to serve as Class II directors of the Board until the annual meeting of stockholders in 2012 and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death. The Company’s shareholders elected Jiangping Jiang and Jing Xie to serve as Class III directors of the Board until the annual meeting of stockholders in 2013 and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death. The votes cast with respect to each nominee are set forth below:

DIRECTORS:	FOR	WITHHELD	ABSTAIN	BROKER NON- VOTE
Huijie Gao	9,516,244	222,525	N/A	N/A
Jiduan Yuan	9,516,244	222,525	N/A	N/A
Wenbin An	9,516,244	222,525	N/A	N/A
Lawrence Lee	9,380,998	357,771	N/A	N/A
Lizong Wang	9,517,880	221,525	N/A	N/A
Jiangping Jiang	9,516,144	222,625	N/A	N/A
Jing Xie	9,380,968	357,801	N/A	N/A

(c)
The Company’s shareholders ratified and approved the Company’s 2010 Stock Incentive Plan, with 6,839,037 votes for, 2,869,738 votes against, 29,994 abstentions and 5,860,770 broker non-votes. A copy of the 2010 Stock Incentive Plan is being filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 8.01	Other Events

On October 12, 2010, the Company issued a press release announcing the results of its Annual Meeting of Shareholders. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation
4.1	Universal Travel Group 2010 Stock Incentive Plan
99.1	Press release dated October 12, 2010, issued by Universal Travel Group

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2010

UNIVERSAL TRAVEL GROUP

By:	/s/ Jiangping Jiang
Jiangping Jiang
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation
4.1	Universal Travel Group 2010 Stock Incentive Plan
99.1	Press release dated October 12, 2010, issued by Universal Travel Group